UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2020

MEDPACE HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37856	32-0434904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5375 Medpace Way
Cincinnati, Ohio 45227
(Address of Principal Executive Offices, and Zip Code)

(513) 579-9911

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MEDP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	On May 15, 2020, Medpace Holdings, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders.

(b)	Stockholders voted on the matters set forth below.

Proposal 1 — Election of Directors

The following nominees were elected to the Company’s Board of Directors to serve as Class I Directors until the Company’s 2023 Annual Meeting of Stockholders based upon the following votes:

	Votes For	Votes Withheld	Broker Non-Votes
Brian T. Carley	20,003,616	11,971,146	1,275,641
Thomas C. King	31,778,293	196,469	1,275,641
Robert O. Kraft	19,900,547	12,074,215	1,275,641

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified based upon the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
33,084,140	154,417	11,846	0

Proposal 3 — Advisory Vote on the Compensation of our Named Executive Officers

The proposal to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers was not approved based upon the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
10,493,264	21,455,484	26,014	1,275,641

Proposal 4 — Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of our Named Executive Officers

The proposal on the frequency of future advisory votes on the compensation of the Company’s Named Executive Officers received the following votes:

Votes For One Year	Votes For Two Years	Votes For Three Years	Votes Abstained
31,281,283	6,429	671,923	15,127

(c) Not applicable.

(d) Based upon the results set forth in item (b) (Proposal 4) above, and consistent with the Board’s recommendation, the Board of Directors has determined that advisory votes on executive compensation will be submitted to stockholders on an annual basis until the next required vote on the frequency of such votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDPACE HOLDINGS, INC.

Date: May 21, 2020	By:	/s/ Stephen P. Ewald
	Name:	Stephen P. Ewald
	Title:	General Counsel and Corporate Secretary